Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for her and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Lowell C. McAdam
Lowell C. McAdam

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Gregory D. Wasson
Gregory D. Wasson

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Francis J. Shammo
Francis J. Shammo

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $2,868,704,000 aggregate principal amount of its outstanding 4.272% notes due 2036 for a like principal amount of its 4.272% notes due 2036 that have been registered under the Securities Act, up to $5,000,000,000 aggregate principal amount of its outstanding 4.522% notes due 2048 for a like principal amount of its 4.522% notes due 2048 that have been registered under the Securities Act, and up to $5,499,999,000 aggregate principal amount of its outstanding 4.672% notes due 2055 for a like principal amount of its 4.672% notes due 2055 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam and Francis J. Shammo and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of June, 2015.

/s/ Anthony T. Skiadas
Anthony T. Skiadas